DIRECTOR RESTRICTED STOCK UNIT AGREEMENT                      EXHIBIT 10.44
Grant Date:<<Grant Date>>
Grantee:<<Participant Name>>
Aggregate Number of Units Subject to Award:<<Number_Restricted_Units>>
This RESTRICTED STOCK UNIT AGREEMENT  (“Agreement”)  is  made  as  of  <<Grant Date>>, between
HALLIBURTON COMPANY, a Delaware corporation (the “Company”), and <<Participant Name>> (“Director”).
1.Award of Units. Pursuant to the Halliburton Company Stock and Incentive Plan (the “Plan”), Director is
hereby awarded the aggregate number of units subject to award set forth above evidencing the right to receive an equivalent number of shares of Company common stock, par value USD 2.50 per share
(“Stock”), subject to the terms and conditions of this Agreement and the Plan. The units granted pursuant to this Agreement are referred to as the “Restricted Stock Units”.
2.Plan Incorporated. Director acknowledges receipt of a copy of the Plan and agrees that this award of
Restricted Stock Units shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto. The Plan is incorporated herein by reference as a part of this Agreement.
Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.
3.Vesting of Restricted Stock Units; Forfeiture of Restricted Stock Units.
(a)Vesting Schedule. The Restricted Stock Units shall vest on the first anniversary of the date of this Agreement provided that Director has served continuously on the Board from the date of this Agreement through the vesting date.
(b)Accelerated Vesting. The Restricted Stock Units shall become fully vested upon the earliest to occur of a “separation from service” (within the meaning of Section 409A of the Internal
Revenue Code and related guidance) due to the following:
(i)Director’s death or disability while serving as a member of the Board;
(ii)failure of the Director to be re‐elected to the Board after being duly nominated;
(iii)retirement from the Board pursuant to the then existing Company policy for mandatory director retirements (mandatory retirement as of the date of this
Agreement is age 75);
(iv)early retirement from the Board after four (4) years of service; or
(v)removal from the Board or failure to be duly nominated for re‐election to the Board, in either event, following a Corporate Change.
Notwithstanding the foregoing, the Board may, at its sole discretion, accelerate the vesting of the Restricted Stock Units.
(c)Forfeiture of Restricted Stock Units. Upon termination of Director’s Board service
(“Termination of Service”), Director shall, for no consideration, forfeit all Restricted Stock
Units that have not previously vested or become vested pursuant to Paragraph 3(b). For avoidance of doubt, “Termination of Service” for purpose of this award will be deemed to occur when Director no longer remains an active director of the Company, or any successor company. Any question as to whether and when a Termination of Service has occurred, and the cause of such termination, shall be determined by the Committee administering the Plan, or its delegate, as appropriate, and its determination shall be final.
4.Settlement of Restricted Stock Units.
(a)Deferred Restricted Stock Units. If Director elected to defer the Restricted Stock Units pursuant to the terms of the Halliburton Company Director’s Deferred Compensation Plan
(the “Deferred Compensation Plan”), settlement of the Restricted Stock Units shall occur pursuant to the terms of the Deferred Compensation Plan.
(b)Non-Deferred Restricted Stock Units. If Director did not elect to defer the Restricted Stock
Units, upon vesting of the Restricted Stock Units, payment shall be made as soon as administratively practicable but in no event later than 60 days after the vesting date. The
Company, in its sole discretion, may provide for settlement in the form of:
i.shares of Stock; or
ii.a cash payment in an amount equal to the Fair Market Value of the shares of Stock that correspond to the vested Restricted Stock Units, to the extent that settlement in shares of Stock (A) is prohibited under local law, (B) would require Director, the
Company or any Subsidiary or affiliated company to obtain the approval of any governmental or regulatory body in Director’s country of residence, (C) would result in adverse tax consequences to Director, the Company, or any Subsidiary or affiliated company, or (D) is administratively burdensome.
If the Company settles the Restricted Stock Units in shares of Stock, it may require Director to sell such shares of Stock immediately or within a specified period following Director’s
Termination of Service (in which case Director hereby agrees that the Company shall have the authority to issue sale instructions in relation to such shares of Stock on Director’s behalf pursuant to this authorization).
5.Shareholder Rights. Director shall have no rights to dividends or any other rights of a shareholder with respect to shares of Stock subject to this award of Restricted Stock Units unless and until such time as the award has been settled by the transfer of shares of Stock to Director.
6.Dividend Equivalents. During the period beginning on the Grant Date and ending on the date that the
Restricted Stock Units are settled, Director will accrue dividend equivalents on the Restricted Stock
Units equal to the cash dividend or distribution that would have been paid on the Restricted Stock
Units had the Restricted Stock Units been issued and outstanding shares of Stock on the record date for the dividend or distribution.
(a)Deferred Restricted Stock Units. If Director elected to defer the Restricted Stock Units pursuant to the terms of the Deferred Compensation Plan, accrued dividend equivalents shall be applied towards additional restricted stock units that will vest and become payable (or forfeitable) on the same terms, in the same form and at the same time as the deferred
Restricted Stock Units.
(b)Non-Deferred Restricted Stock Units. If Director did not elect to defer the Restricted Stock
Units, accrued dividend equivalents will be paid in cash as soon as practicable (but no later than 60 days) after the dividend payment date.
7.Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, except by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order” as defined by the Code or Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended, or similar order.
Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted
Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.
8.Withholding of Tax. Director acknowledges that, regardless of any action taken by the Company, the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, or other tax-related items related to Director’s participation in the Plan and legally applicable to Director or deemed by the Company in its discretion to be an appropriate charge to Director even if legally applicable to the Company (“Tax-Related Items”), is and remains Director’s responsibility and may exceed the amount actually withheld by the Company, if any. Director further acknowledges that the Company (a) makes no representations or undertakings regarding the treatment of any Tax-
Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends or dividend equivalents; and (b) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Director’s liability for Tax-Related Items or achieve any particular tax result. Further, if
Director is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Director acknowledges that the
Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
The obligation to withhold Tax-Related Items shall be satisfied by withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to Director having a Fair Market Value equal to the amount required to be withheld. For tax purposes, Director is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units or other awards, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. Director will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates.  In the event of over-withholding,
Director may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Stock), or if not refunded, Director may seek a refund from the local tax authorities. In the event of under-withholding, Director may be required to pay any additional Tax-
Related Items directly to the applicable tax authority or to the Company.
Director agrees to pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of Director’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of
Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.
9.Status of Shares of Stock. The Company shall not be obligated to issue any shares of Stock pursuant to any Restricted Stock Units at any time, when the offering of the shares of Stock covered by such
Restricted Stock Unit has not been registered under the U.S. Securities Act of 1933, as amended (the
“Act”) or such other country, U.S. federal or state laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration. The Company intends to use reasonable efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon vesting of the Restricted Stock
Units, Director, if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.
Director agrees that the shares of Stock which Director may acquire upon vesting of the Restricted
Stock Units will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable U.S. federal, state or non-U.S. securities laws. Director also agrees (i) that the
Company may refuse to register the transfer of the shares of Stock acquired under the Restricted
Stock Units on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel to the Company constitute a violation of any applicable securities law, and (ii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock acquired under the Plan.
10.Nature of Grant. In accepting the Restricted Stock Units, Director acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;
(c)all decisions with respect to future awards, if any, will be at the sole discretion of the
Company;
(d)Director’s participation in the Plan is voluntary;
(e)the Restricted Stock Units and Director’s participation in the Plan shall not create a right to continued service as a director of the Company or be interpreted as forming a contract with the Company or any of its Subsidiaries or affiliated companies and shall not be construed to limit the rights of the Company or its shareholders pursuant to organizational documents of the Company and applicable law;
(f)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(g)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;
(h)the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(i)if Director is resident or performs services outside the United States, neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between Director’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to Director pursuant to the vesting of the
Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Restricted Stock Units.
11.Data Privacy. Director understands that the Company, its Subsidiaries and affiliated companies may hold certain personal information about Director, including, but not limited to, Director’s name, home address, email address and telephone number, date of birth, social security or insurance number, passport number or other identification number, salary, nationality, and any shares of Stock or directorships held in the Company, and details of the Restricted Stock Units or any other entitlement to shares of Stock, canceled, exercised, vested, unvested or outstanding in Director’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.
Director hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Director’s Data as described in this Agreement and any other grant materials by and among, as necessary and applicable, the Company and any of its Subsidiaries or affiliated companies, for the exclusive purpose of implementing, administering and managing Director’s participation in the
Plan.
Director understands that Data will be transferred to the stock brokerage or other financial or administrative services firm designated by the Company (the “Stock Plan Administrator”) which is assisting the Company with the implementation, administration and management of the Plan. Director understands that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than
Director’s country. Depending on where Director resides,, Director understands that Director may have the right to request a list of any recipients of Data by contacting dataprivacy@halliburton.com.
Director authorizes the Company, the Company’s Stock Plan Administrator and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing Director’s participation in the Plan.
Director understands that Data will be held only as long as is necessary to implement, administer and manage Director’s participation in the Plan. Depending on where Director resides, Director understands that he or she may have the right to access Data, request additional information about the storage and processing of Data, correct inaccurate Data, request erasure of Data, or refuse or withdraw the consents herein by contacting dataprivacy@halliburton.com. Further, Director understands that Director is providing the consents herein on a purely voluntary basis. If Director does not consent, or if Director later seeks to revoke his or her consent, Director’s service status and career will not be affected; the only consequence of refusing or withdrawing Director’s consent is that the
Company would not be able to grant Director the Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Director understands that refusing or withdrawing his or her consent may affect Director’s ability to participate in the Plan. For more information on the consequences of Director’s refusal to consent or withdrawal of consent, Director understands that
Director may contact dataprivacy@halliburton.com.
Finally, Director understands that the Company may rely on a different legal basis for the processing and/or transfer of Data in the future and/or request Director to provide another data privacy consent.
If applicable and upon request of the Company, Director agrees to provide an executed acknowledgment or data privacy consent form (or any other acknowledgments, agreements or consents) to the Company that the Company may deem necessary to obtain under the data privacy laws in Director’s country, either now or in the future. Director understands that he or she will not be able to participate in the Plan if he or she fails to execute any such acknowledgment, agreement or consent requested by the Company.
12.Insider Trading; Market Abuse Laws. By participating in the Plan, Director agrees to comply with the
Company’s policy on insider trading. Director further acknowledges that, depending on Director’s or his or her broker’s country of residence or where the shares of Stock are listed, Director may be subject to insider trading restrictions and/or market abuse laws that may affect Director’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times Director is considered to have “inside information” regarding the Company as defined by the laws or regulations in Director’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Director places before he or she possessed inside information. Furthermore, Director could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) ”tipping” third parties or causing them otherwise to buy or sell securities.
Director understands that third parties include fellow Directors. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Director acknowledges that it is Director’s responsibility to comply with any applicable restrictions, and that Director should therefore consult Director’s personal advisor on this matter.
13.Electronic Delivery and Participation. Director agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the
Company and its Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, Director also hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-
through electronic acceptance of terms and conditions.
14.English Language. Director acknowledges and agrees that it is Director’s express intent that this
Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. Director acknowledges that
Director is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow Director to understand the terms and conditions of this
Agreement. To the extent Director has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation unless otherwise required by applicable law.
15.Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the country in which Director resides or performs services. The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities
(unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its
Subsidiaries or affiliated companies is permitted to advise Director on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, Director should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock
Units and the Plan. In addition, Director should consult with his/her personal advisor for professional investment advice.
16.Repatriation; Compliance with Law. Director agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in Director’s country of residence. In addition, Director agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in Director’s country of residence. Finally, Director agrees to take any and all actions as may be required to comply with
Director’s personal obligations under local laws, rules and/or regulations in Director’s country of residence.
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on
Director’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Director to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units.
19.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the
Company and all persons lawfully claiming under Director.
20.Governing Law and Forum. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas without regard to principles of conflict of laws, except to the extent that it implicates matters which are the subject of the General Corporation Law of the State of Delaware,
which matters shall be governed by the latter law.
21.U.S. Federal Defend Trade Secrets Act Notice. Director is hereby notified in accordance with the
Defend Trade Secrets Act of 2016 that Director will not be held criminally or civilly liable under any
U.S. federal or state trade secret law for the disclosure of a trade secret that is made in confidence to a U.S. federal, state, or local government official, either directly or indirectly, or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If Director files a lawsuit for retaliation against the Company for reporting a suspected violation of law, Director may disclose the
Company’s trade secrets to Director’s attorney and use the trade secret information in the court proceeding if Director files any document containing the trade secret under seal, and does not disclose the trade secret, except pursuant to court order.
22.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein. In the event such provisions of an agreement is determined by an adjudicator as not to be enforceable, any other concurrently enforceable provisions may still be enforced.
23.Waiver. The waiver by the Company with respect to Director’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this
Agreement.
IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized as of the date first above written.
HALLIBURTON COMPANY
By
Jeffrey A. Miller
Chairman of the Board,
President and Chief Executive Officer
I  HEREBY  AGREE  TO  THE  TERMS  AND  CONDITIONS  SET  FORTH  IN  THIS  RESTRICTED  STOCK  UNIT
AGREEMENT DATED  <<Grant Date>>.
<<Electronic Signature>>
<<Acceptance Date>>